UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 22, 2006 (February 15, 2006)

Date of Report (Date of earliest event reported)

Gevity HR, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-22701	65-0735612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 Town Center Parkway

Bradenton, Florida 34202

(Address of principal executive offices and zip code)

(941) 741-4300

(Registrant’s telephone number, including area code)

600 301 Boulevard West

Bradenton, Florida 34205

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17CFR240.13e-4(c))

Item 1.01.       Entry Into a Material Definitive Agreement.

Effective as of February 15, 2006, Gevity HR, Inc. (“Gevity”), and Blue Cross and Blue Shield of Florida, Inc. and its subsidiary Health Options, Inc. (together “BCBSF/HOI”), amended the Health Care Benefits Contract (“Contract”), dated as of October 1, 2005, between the parties, in order to remove certain restrictions in the Contract regarding the exclusivity of BCBSF/HOI as the provider of health products to Gevity client employees in Florida. A copy of the amendment is filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Health Care Benefits Contract, Amendment No. 1, dated as of February 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2006

GEVITY HR, INC.

By:	/s/ Edwin E. Hightower, Jr.
Name: Edwin E. Hightower, Jr
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Health Care Benefits Contract, Amendment No. 1, dated as of February 15, 2006.